Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

Prospect Capital Announces Pricing of $70 Million of 5.875% Senior Notes due 2023

NEW YORK, June 18, 2018 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ:PSEC) (“Prospect”, “our”, or “we”) announced today the pricing of $70 million in aggregate principal amount of senior unsecured 5.875% Senior Notes due 2023 (the “Notes”).
The Notes will be a further issuance of the 5.875% Senior Notes due 2023 that Prospect issued on March 15, 2013 in the aggregate principal amount of $250,000,000 (the "existing 5.875% Senior Notes”). The Notes will be treated as a single series with the existing 5.875% Senior Notes under the indenture and will have the same terms (other than issue date and issue price) as the existing 5.875% Senior Notes. The Notes will have the same CUSIP number and will be fully fungible and rank equally in right of payment with the existing 5.875% Senior Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of Prospect’s 5.875% Senior Notes due 2023 will be $320 million.
The Notes will mature on March 15, 2023, unless earlier repurchased in accordance with their terms. Interest on the Notes will accrue from March 15, 2018 and will be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2018. The Notes will be general senior unsecured obligations of Prospect, will rank equally in right of payment with Prospect’s existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.
Prospect expects to use the net proceeds from the sale of the Notes to finance a tender offer to purchase for cash its 5.00% 2019 Notes pursuant to an offer to purchase dated June 7, 2018 and related notice of guaranteed delivery, which set forth the terms and conditions of the tender offer.
RBC Capital Markets, LLC and Barclays Capital Inc. are acting as the joint book-running managers for this offering. UBS Securities LLC is acting as the co-manager for this offering.
The offering of these securities may be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained by contacting: (1) RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey Street, 8th floor, New York, NY 10080, Telephone: 866-375-6829, e-mail: rbcnyfixedincomeprospectus@rbccm.com, or (2) Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847).
This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone (212) 448-0702